SECOND AMENDMENT TO THE
RMB INVESTORS TRUST
FUND ACCOUNTING SERVICING AGREEMENT

THIS SECOND AMENDMENT is entered into as of March 7, 2019 by and between RMB INVESTORS TRUST, a Delaware statutory trust (the “Trust”) and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”).

RECITALS

WHEREAS, the parties have entered into the Fund Accounting Servicing Agreement dated as of December 11, 2017 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to add the following funds to its Exhibit A:

RMB Small Cap Fund
Investor Class
Class I

RMB SMID Cap Fund
Investor Class
Class I

RMB Dividend Growth Fund
Investor Class
Class I;
and;

WHEREAS, Section 14 B of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

Effective June 21, 2019, Exhibit A shall be amended and replaced in their entirety by the Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

Signatures on the following page

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year written above.

RMB INVESTORS TRUST	U.S. BANCORP FUND SERVICES, LLC
By: ______________________________	By: ________________________________
Name: ___________________________	Name: ______________________________
Title: _____________________________	Title: _______________________________

Exhibit A
to the
Fund Accounting Servicing Agreement

Separate Series of RMB Investors Trust

Name of Series

RMB JAPAN FUND
Investor Class
Class I

RMB INTERNATIONAL FUND
Investor Class
Class I

RMB INTERNATIONAL SMALL CAP FUND
Investor Class
Class I

RMB FUND
Class A
Class C
Class I

RMB MENDON FINANCIAL SERVICES FUND
Class A
Class C
Class I

RMB MENDON FINANCIAL LONG/SHORT FUND
Class A
Class C
Class I

RMB Small Cap Fund
Investor Class
Class I

RMB SMID Cap Fund
Investor Class
Class I

RMB Dividend Growth Fund
Investor Class
Class I